Exhibit 99.1

Allied Nevada Reports Hycroft Crushing System Operational

June 16, 2014 | Reno, Nevada - Allied Nevada Gold Corp. (“Allied Nevada”, “us”, “we”, “our” or the “Company”) (TSX: ANV; NYSE MKT: ANV) reports that the temporary repairs to the secondary and tertiary crushers have been completed and the crushing system is back in operation. With these repairs completed, we expect to be able to achieve our planned crushing rates of approximately one million tons per month for the heap leach operation. A permanent solution, bringing the crushing capacity to that required for the mill operations, is being engineered and is expected to be installed in the next year, well ahead of when it is required for the mill expansion.

As stated previously, we do not anticipate any negative impact to our full year production guidance due to the delay in bringing the crusher online. The manufacturer has accepted responsibility for the costs of the temporary and permanent repairs.

For further information on Allied Nevada, please contact:

Randy Buffington	Tracey Thom
President and CEO	Vice President, Investor Relations
(775) 358-4455	(775) 789-0119

Cautionary Statement Regarding Forward Looking Information

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) (and the equivalent under Canadian securities laws) and the Private Securities Litigation Reform Act (the “PSLRA”) or in releases made by the U.S. Securities and Exchange Commission (the “SEC”), all as may be amended from time to time. This cautionary statement is being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefit of the “safe harbor” provisions of such laws.

All statements, other than statements of historical fact, included herein or incorporated by reference, that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe”, “project”, “target”, “budget”, “may”, "can", “will”, “would”, “could”, "should", “seeks”, or “scheduled to”, or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Such forward-looking statements include, without limitation, statements regarding our future business strategy, plans and goals; risks relating to the timing and efficacy of repairs to the crushing system and the costs associated therewith; fluctuations in the price of gold and silver; the availability and timing of capital for financing the Company’s expansion activities and other statements that are not historical facts. Forward-looking statements address activities, events or developments that Allied Nevada expects or anticipates will or may occur in the future, and are based on current expectations and assumptions. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause actual results, performance or achievements to differ materially from those in the forward-looking statements include, among others, risks relating to fluctuations in the price of gold and silver; uncertainties concerning restarting the crushing system, crushing rates and permanent corrections of the crushing system; uncertainties concerning reserve, resource and grade estimates; the availability and timing of capital for financing the Company’s exploration, development and expansion activities; anticipated costs, anticipated production, anticipated sales, anticipated capital expenditures, project economics, net present values and expected rates of return; the realization of expansion and construction activities and the timing thereof; production estimates; as well as those factors discussed in Allied Nevada’s filings with the SEC including Allied Nevada’s latest Annual Report on Form 10-K and its other SEC filings (and Canadian filings) including, without limitation, its latest Quarterly Report on Form 10-Q (which may be secured from us, either directly or from our website at www.alliednevada.com or at the SEC website www.sec.gov). Although Allied Nevada has attempted to identify important factors that could cause actual results, performance or achievements to differ materially from those described in forward-looking statements, there may be other factors that cause results, performance or achievements not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results, performance and achievements and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.